                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial and Operating Data" and to the use of our report dated November 3, 2000 in the Registration Statement (Form S-1) and related Prospectus of Odyssey HealthCare, Inc. for the registration of its common stock dated December 8, 2000.

                                             /s/ Ernst & Young LLP


Dallas, Texas
December 8, 2000